UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003

                                AJS Bancorp, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                        -

  Federal                               000-33405                 36-4485429
----------------------------    ----------------------    ----------------------
(State or other jurisdiction        (SEC File Number)          (I.R.S. Employer
    of incorporation)                                        Identification No.)

              14757 South Cicero Avenue, Midlothian, Illinois 60445
              -----------------------------------------------------
                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (708) 687-7400


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.     Changes in Control of Registrant
            --------------------------------
            Not Applicable

Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

            Not applicable.

Item 3.     Bankruptcy or Receivership
            --------------------------

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant
            ---------------------------------------------

            Not applicable.

Item 5.     Other Events
            -------------

            Not  applicable.

Item 6.     Resignations of Registrant's Directors
            --------------------------------------

            Not  Applicable.

Item 7.     Financial Statements and Exhibits
            ----------------------------------

            (a)  No financial statements of businesses acquired are required.

            (b)  No pro forma financial information is required.

            (c) Attached as an exhibit is AJS Bancorp, Inc.'s (the "Company") news release announcing its March 31, 2003 earnings.

Item 8.     Change in Fiscal Year
            ---------------------

            Not applicable.

Item 9.     Regulation FD Disclosure - Information provided pursuant to Item 12
            ------------------------

            The Company announced its March 31, 2003 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     AJS Bancorp, Inc.


DATE:  April 21, 2003                            By: /s/ Lyn G. Rupich
                                                     ---------------------------
                                                     Lyn G. Rupich
                                                     President

                                  EXHIBIT INDEX
                                  -------------

99.1       News release dated April 21, 2003 announcing March 31, 2003 earnings.